Investments	12 Months Ended
Dec. 31, 2023
Investments
Investments

Note 6. Investments

Convertible note

During the year ended December 31, 2023, the Company invested in a $4.5 million convertible note at face value. The convertible note has a three-year term and earns interest at a rate of 12% per annum, which may be paid in cash or in-kind, and converts into equity of the issuer of the convertible note at the end of the three-year term.

The convertible note is accounted for as an available-for-sale debt instrument and is recognized at fair value in Other long-term assets on the Consolidated Balance Sheets. Unrealized changes in the fair value of the convertible note are recognized in Other comprehensive income (loss) on the Consolidated Statements of Comprehensive Income (Loss). Interest income is recognized within Interest income (expense) on the Consolidated Statements of Operations.

The fair value measurement of the convertible note is based on significant inputs not observable in the market and thus represents a Level 3 measurement. The significant assumptions used to estimate fair value of the convertible note included a discount rate of 12.3%, which reflected the issuance date spread premium over the selected yield for the remaining time to maturity. The issuance date discount rate of 14.0% reflected an estimated required return for mezzanine financing after taking into consideration the principal of the convertible note and the investee’s early stage of development.

The following table presents information about the convertible note:

Investment	$4,500
Accrued interest	59
Amortized costs basis	4,559
Unrealized holding gains (losses) in accumulated other comprehensive income	150
Fair value as of December 31, 2023	$4,709

The Company determined that the issuer of the convertible preferred note was a variable interest entity (“VIE”) and that the Company held a variable interest in the issuer of the convertible preferred note. The Company has considered the amount it is contributing to the issuer, its lack of decision-making rights and control, among other factors, and has concluded that it does not hold a controlling financial interest and does not have majority decision-making control. Therefore, the Company is not the primary beneficiary of the VIE, and as a result, the Company is not required to consolidate the VIE. The entire $4.5 million investment is at risk of loss.

Coinsquare and Mogo

In September 2017, and February 2018, the Company acquired a minority interest for $9.4 million in Coinsquare Ltd., a Canadian cryptocurrency exchange (“Coinsquare”), which operates a digital cryptocurrency exchange platform in Canada. The investment resulted in an ownership in Coinsquare by the Company of approximately 11.7% ownership in Coinsquare on a fully diluted basis. The Company elected to account for the investment using the measurement alternative as the equity securities are without a readily determinable fair value and do not give the Company significant influence over Coinsquare. Per the measurement alternative, the investment is recorded at cost, less any impairment, plus or minus changes resulting from observable price changes.

During June 2020, the Company became aware of allegations brought by the Ontario Securities Commission (the “OSC”) that Coinsquare and certain of its executives and directors engaged in systematic “wash trading” of cryptocurrencies on its Coinsquare market to manipulate the market’s trading volume during 2018 and 2019.

On July 21, 2020, a hearing panel of the OSC entered an order (the “Order”) approving the settlement agreement between OSC, Coinsquare, and certain of its executives and directors (the “Settlement Agreement”), in which they admitted to breaches of Ontario securities laws and/or conduct contrary to the public interest including, market manipulation through reporting inflated trading volumes on its Coinsquare Market, misleading its clients and investors about these trading volumes, and taking reprisal against an internal whistleblower who brought this conduct to the attention of the named executives and directors. The Order requires certain oversight and governance procedures and to prohibit the named executives and directors from engaging in certain activities with respect to Coinsquare; additionally, the named executives and directors were required to resign from Coinsquare and Coinsquare and the named executives and directors were required to pay penalties and costs totaling approximately CAD $2.2 million.

The Company thereupon determined there were indicators that would cause a 100% impairment of the Coinsquare investment and observed price changes and recorded an impairment expense of $9.4 million for its investment in Coinsquare during the year ended December 31, 2020.

During the year ended December 31, 2021, under agreements between Coinsquare, Coinsquare’s shareholders (including Riot) and Mogo Inc. (NASDAQ: MOGO), a digital payments and financial technology company (“Mogo”), Riot sold all 3.4 million common shares of Coinsquare in exchange for approximately 3.2 million common shares of Mogo and approximately $1.8 million in cash.

During the year ended December 31, 2021, the Company recorded a gain on sale/exchange of long-term investments of $26.3 million for the sale of its shares of Coinsquare. Concurrently, the Company recorded the fair value of the Mogo shares received in the exchange of $24.8 million in investments in marketable equity securities within current assets on the Consolidated Balance Sheets. The fair value was calculated as 3.2 million shares of Mogo common stock multiplied by the fair value of the Mogo shares received. During the year ended December 31, 2021, we recorded an unrealized loss on the shares of approximately $13.7 million based on the closing price per share of Mogo common stock on the Nasdaq Stock Market on December 31, 2021 of $3.42.

During the year ended December 31, 2022, the Company sold all 3.2 million shares of its shares of Mogo for proceeds of $1.8 million, resulting in realized losses of approximately $9.0 million.